                                                                EXHIBIT 10.2(2)

                                FIRST AMENDMENT
                                     TO THE
                            STOCK PURCHASE AGREEMENT

          FIRST AMENDMENT TO THE STOCK PURCHASE AGREEMENT (as defined below), dated as of March 28, 1996, by and among GGS MANAGEMENT HOLDINGS, INC., a Delaware corporation (the "Company"), GS CAPITAL PARTNERS II, L.P., a Delaware limited partnership ("GSCP"), GORAN CAPITAL INC., a Canadian corporation ("Goran"), and SYMONS INTERNATIONAL GROUP, INC., an Indiana corporation and a wholly-owned subsidiary of Goran ("SIG").

          WHEREAS, on January 31, 1996, the Company, GSCP, Goran and SIG entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"), pursuant to which, among other things, (i) GSCP agreed to purchase for $20,000,000 in cash 479,975 shares of Company Common Stock (capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Stock Purchase Agreement) and (ii) SIG agreed to contribute to the Company all of the issued and outstanding shares of capital stock of Pafco, which was contemplated to have, as of the Closing Date, a Book Value of $14,000,000; and

          WHEREAS, the Company, GSCP, Goran and SIG desire to amend the Stock Purchase Agreement and Exhibit J thereto to reflect that (i) GSCP will purchase 479,975 shares of Company Common Stock for $21,200,000 in cash and (ii) that Pafco is contemplated to have, as of the Closing Date, a Book Value of $15,300,000.

          NOW, THEREFORE, the parties hereto agree to as follows:

     1. Amendment to the Stock Purchase Agreement. The following Sections of the Stock Purchase Agreement are hereby amended as follows:

     (a) Section 1.2 is hereby amended to substitute "$21,200,000" for the reference therein to "$20,000,000."

     (b) Sections 1.7(a) and (b) are hereby amended to substitute "$15,300,000" for the references therein to "$14,000,000."

     (c) Section 9.2(f)(i) is hereby amended to substitute "$21,200,000" for the reference therein to "$20,000,000" and to substitute "$44,166,667" for the reference therein to "$41,666,667."

     2. Amendment to the Stock Option Plan. The form of Stock Option Plan attached as Exhibit J to the Stock Purchase Agreement is hereby amended to substitute "$44.17" for each reference therein to "$41.67."

     3. Miscellaneous. Except as expressly set forth in this Amendment, the Stock Purchase Agreement and the Exhibits thereto shall otherwise remain unchanged and in full force and effect and remain binding upon the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

                           GGS MANAGEMENT HOLDINGS, INC.

                           By: /s/ ALAN G. SYMONS
                              ----------------------------------------
                              Name: Alan G. Symons
                              Title: President

                           GS CAPITAL PARTNERS II, L.P.

                           By:GS Advisors, L.P., its general partner
                              By: GS Advisors, Inc., its general partner

                           By: /s/ TERENCE O'TOOLE
                              ----------------------------------------
                              Name: Terence O'Toole
                              Title: Vice President


                           GORAN CAPITAL INC.

                           By: /s/ ALAN G. SYMONS
                              ----------------------------------------
                              Name: Alan G. Symons
                              Title: President

                           SYMONS INTERNATIONAL GROUP, INC.

                           By: /s/ ALAN G. SYMONS
                              ---------------------------------------
                              Name: Alan G. Symons
                              Title: Treasurer

                                       3